Van Kampen Municipal Income Trust
                       Item 77(o) 10F-3 Transactions
                     July 1, 2002 to December 31, 2002



  Security    Purcha  Offeri     Total     Amount     % of   % of   Brokers
 Purchased     se/      ng     Amount of     of     Offerin  Funds
              Trade    Price   Offering    Shares      g     Total
               Date     of                 Purchas  Purchas  Asset
                      Shares                 ed        ed      s
                                           By Fund  By Fund


              12/06/   97.85  363,065,000  6,000,0   1.65%   1.29%
                02                           00                       First
  New York                                                            Albany
  City, NY                                                          Corporatio
2003 Series                                                         n, Merrill
     C                                                                Lynch,
                                                                       Bear
                                                                     Stearns,
                                                                     Goldman
                                                                      Sachs,
                                                                      Morgan
                                                                     Stanley,
                                                                     Salomon
                                                                      Smith
                                                                     Barney,
                                                                    UBS Paine
                                                                     Webber,
                                                                      Lehman
                                                                    Brothers,
                                                                    JP Morgan,
                                                                    MR Beal &
                                                                     Company,
                                                                    CIBC World
                                                                     Markets,
                                                                     Raymond
                                                                     James &
                                                                    Associates
                                                                    , Ramirez
                                                                    & Company,
                                                                    Roosevelt
                                                                     & Cross
                                                                       Inc,
                                                                      Advest
                                                                     Inc, AG
                                                                    Edwards &
                                                                    Sons Inc,
                                                                     Jackson
                                                                    Securities
                                                                    Inc, Quick
                                                                    & Reilly,
                                                                     Siebert
                                                                    Brandford
                                                                     Shank &
                                                                     Company
                                                                       LLC



                                                                    UBS Paine
                                                                     Webber,
  Bi-State    11/12/  106.38  314,121,760  2,530,0   0.81%   0.53%    Stifel
Development     02                           00                     Nicolas &
 Agency of                                                           Company,
    The                                                              Siebert
 Missouri-                                                          Brandford
  Illinois                                                           Shank &
Metropolita                                                          Company
 n District                                                         LLC, Banc
                                                                    of America
                                                                    Securities
                                                                       LLC,
                                                                    Edward D.
                                                                     Jones &
                                                                     Company
                                                                       LP,
                                                                     Salomon
                                                                      Smith
                                                                     Barney,
                                                                     Commerce
                                                                    Bank, Loop
                                                                     Captial
                                                                     Markets
                                                                     LLC, US
                                                                     Bancorp
                                                                      Piper
                                                                     Jaffray,
                                                                     Bernardi
                                                                    Securities
                                                                       Inc,
                                                                    Kirkpatric
                                                                    k Pettis,
                                                                     RBC Dain
                                                                    Rauscher,
                                                                       The
                                                                     Chapman
                                                                     Company,
                                                                      Morgan
                                                                     Stanley,

                                                                    Ramirez &
                                                                     Company
                                                                       Inc,
                                                                    George K.
                                                                      Baum &
                                                                     Company,
                                                                      Stern
                                                                    Brothers &
                                                                     Company



                                                                    Bear
                                                                    Stearns,
                                                                    Morgan
  New York    11/01/  110.12  746,780,000  2,500,0   0.34%   0.54%  Stanley,
  City, NY      02                           00                     UBS Paine
2003 Series                                                         Webber,
     C                                                              Salomon
                                                                    Smith
                                                                    Barney, MR
                                                                    Beal &
                                                                    Company,
                                                                    First
                                                                    Albany
                                                                    Corp,
                                                                    Goldman
                                                                    Sachs,
                                                                    Lehman
                                                                    Brothers,
                                                                    Merrill
                                                                    Lynch, JP
                                                                    Morgan,
                                                                    Ramirez &
                                                                    Company
                                                                    Inc,
                                                                    Roosevelt
                                                                    & Cross
                                                                    Inc,
                                                                    Advest
                                                                    Lebenthal,
                                                                    Apex Pryor
                                                                    Securities
                                                                    , CIBC
                                                                    World
                                                                    Markets,
                                                                    Commerce
                                                                    Capital
                                                                    Markets,
                                                                    RBC Dain
                                                                    Rauscher
                                                                    Inc, AG
                                                                    Edwards &
                                                                    Sons Inc,
                                                                    Jackson
                                                                    Securities
                                                                    Inc,
                                                                    Janney
                                                                    Montgomery
                                                                    Scott LLC,
                                                                    Legg Mason
                                                                    Wood
                                                                    Walker
                                                                    Inc, Loop
                                                                    Capital
                                                                    Markets
                                                                    LLC,
                                                                    Popular
                                                                    Securities
                                                                    , Prager
                                                                    McCarthy &
                                                                    Sealy LLC,
                                                                    Prudential
                                                                    Securities
                                                                    , Raymond
                                                                    James &
                                                                    Associates
                                                                    Inc




                                                                    JP Morgan,
                                                                       Bear
 Triborough                                                          Stearns,
  Bridge &    10/24/  101.56  756,095,000  2,000,0   0.27%   0.43%    Lehman
   Tunnel       02                           00                     Brothers,
 Authority                                                            First
   Series                                                             Albany
   2002E                                                              Corp,
                                                                     Merrill
                                                                      Lynch,
                                                                      Morgan
                                                                     Stanley,
                                                                     Salomon
                                                                      Smith
                                                                     Barney,
                                                                    UBS Paine
                                                                     Webber,
                                                                     ABN AMRO
                                                                    Financial
                                                                     Services
                                                                       Inc,
                                                                      Advest
                                                                       Inc,
                                                                    Lebental &
                                                                     Company,
                                                                    CIBC World
                                                                     Markets,
                                                                     Commerce
                                                                     Capital
                                                                     Markets,
                                                                    Fahnestock
                                                                    & Company
                                                                       Inc,
                                                                     Jackson
                                                                    Securities
                                                                    , Quick &
                                                                     Reilly,
                                                                    Ramirez &
                                                                     Company
                                                                       Inc,
                                                                     Raymond
                                                                     James &
                                                                    Associates
                                                                     Inc, RBC
                                                                       Dain
                                                                     Raucher
                                                                       Inc,
                                                                    Roosevelt
                                                                     & Cross
                                                                       Inc,
                                                                     Siebert
                                                                    Brandford
                                                                     Shank &
                                                                     Company
                                                                       LLC,
                                                                     Wachovia
                                                                       Bank


                                                                     Salomon
                                                                      Smith
                                                                     Barney,
 Triborough                                                            Bear
  Bridge &    9/19/0  Variou  2,176,360,0  4,000,0   0.18%   0.70%   Stearns,
   Tunnel       2        s        00         00                     UBS Paine
 Authority                                                           Webber,
   Series                                                             First
   2002B                                                              Albany
                                                                     Corp, JP
                                                                     Morgan,
                                                                      Lehman
                                                                    Brothers,
                                                                     Merrill
                                                                      Lynch,
                                                                      Morgan
                                                                     Stanley,
                                                                     ABN AMRO
                                                                    Financial
                                                                    Services,
                                                                      Advest
                                                                       Inc,
                                                                    Lebenthal
                                                                    & Company,
                                                                    CIBC World
                                                                     Markets,
                                                                     Commerce
                                                                     Capital
                                                                     Markets,
                                                                    Fahnestock
                                                                    & company
                                                                       Inc,
                                                                     Jackson
                                                                    Securities
                                                                    , Quick &
                                                                      Reilly
                                                                       Inc,
                                                                    Ramirez &
                                                                     Company
                                                                       Inc,
                                                                     Raymond
                                                                     James &
                                                                    Associates
                                                                     Inc, RBC
                                                                       Dain
                                                                     Rauscher
                                                                       Inc,
                                                                    Roosevelt
                                                                     & Cross
                                                                       Inc,
                                                                     Siebert
                                                                    Brandford
                                                                     Shank &
                                                                     Company
                                                                       LLC,



                                                                       Bear
 Municipal                                                           Stearns,
  Electric    8/22/0  Variou  258,465,000  2,000,0   0.77%   0.40%  JP Morgan,
 Authority      2        s                   00                      Goldman
 of Georgia                                                           Sachs,
   Series                                                             Lehman
   2002A                                                            Brothers,
                                                                      Morgan
                                                                     Stanley,
                                                                     Salomon
                                                                      Smith
                                                                     Barney,
                                                                    UBS Paine
                                                                     Webber,
                                                                     Wachovia
                                                                       Bank
                                                                     National
                                                                    Associatio
                                                                        n